UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2009

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1771 Post Road East Westport, CT 06880
(Mailing Address)

(203) 292-6922
Registrant’s telephone number, including area code

_______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009, Board of Directors of The Tirex Corporation accepted the resignation of Moore & Associates Chartered, its independent registered public account firm. On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs, the successor of Moore & associates , was proposed to be engaged as the new certifying independent registered public account firm. Subsequently Tirex learned of the revocation of Moore & Associates by the PCAOB related to violations of rules and auditing standards, standards in auditing of financial statements, PCAOB rules and quality standards and Section 10(b) of the Securities Act of 1934 and Rule 10b-5. None of the reports, however, of Moore & Associates Chartered Accountants on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended June 30, 2008 a going concern qualification in the registrant's audited financial statements. On September 6, 2009, Seale Beers informed us by E-Mail that that they did not have the resources to verify offshore assets and were thus declining to perform the fiscal 2009 audit which concluded Tirex’s proposed relationship with Seale and Beers. Subsequently, Tirex is interviewing new potential auditors and is anticipating a new agreement with a certified auditor imminently. The new firm will conduct the audit of our statements for our fiscal year ended June 30, 2009 and the subsequent review reports for the ensuing quarterly reports. This late resignation by Seale Beers, is unfortunate but there were no outstanding audit issues with Seale Bears. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2 of Regulation S-K.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto through and until August 7, 2009, the date of dismissal, there were no disagreements with Moore and Associates, Chartered, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered Accountants, satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered Accountants, furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The registrant was unable to receive the said letter from Moore and Associates.

(b) Due to this transition period of auditors it could cause delays in our filing of our fully reporting fiscal 2009 10-K report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date September 14, 2009

The Tirex Corporation

/s/ John L. Threshie Jr.
John L. Threshie Jr.
President